UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

This amendment No. 1 to Form 8-K amends our Form 8-K dated March 11, 2026, originally filed with the Securities Exchange Commission ("SEC") on March 16, 2026 (the "Original Report"). We filed the Original Report to report the Agreement and Plan of Merger (the "Merger Agreement") with Ergatta, Inc., a Delaware corporation ("Ergatta"), Ergatta Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), and Tom Aulet, solely in his capacity as the securityholders’ representative, pursuant to which Merger Sub would merge with and into Ergatta (the “Merger”), with Ergatta surviving as a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A is being filed by the Company to amend the Original Report solely to provide the financial statement and financial information required by Item 9.01 of Form 8-K that were not filed with the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The balance sheets of Ergatta as of December 31, 2025 and 2024 and the related statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2025 and 2024 and the auditor's report required by this Item 9.01(a) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information required by Item 9.01(b) and the notes related thereto pursuant to Article 11 of Regulation S-X are filed as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of WithumSmith + Brown, PC, independent auditors of Ergatta, Inc.
99.1	Pro Forma Financial Information
Unaudited pro forma combined balance sheet as of December 31, 2025 of Ergatta and Interactive Strength Inc.
Unaudited pro forma statement of operations for the year ended December 31, 2025 for Ergatta and Interactive Strength Inc.
99.2	Financial Statements of Business Acquired
(i) Report of Independent Auditor
(ii) Balance sheets of Ergatta as of December 31, 2025 and 2024, and the related statements of operations, stockholders' equity and cash flows for the years then ended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	May 12, 2026	By:	/s/ Caleb Morgret
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)